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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in this Registration Statement on Amendment No. 4 to Form S-1 of our report dated February 19, 1999 relating to the financial statements and financial statement schedule of Webstakes.com, Inc, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                          PricewaterhouseCoopers LLP


New York, New York
September 21, 1999